UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2007
Columbia Sportswear Company
(Exact name of registrant as specified in its charter)

Oregon	0-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
14375 Northwest Science Park Drive
Portland, Oregon 97229
(Address of principal executive offices)
(503) 985-4000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On May 21, 2007, Columbia Sportswear Company and certain of its subsidiaries entered into a Continuing Letter of Credit Agreement with The Hongkong and Shanghai Banking Corporation Limited (“HSBC”) (the “Agreement”). The amount of credit available to Columbia Sportswear Company and its subsidiaries under the Agreement is $25,000,000 each, with a total combined limit of $50,000,000. The form of the Agreement, filed as an exhibit to this Form 8-K, is incorporated into this Form 8-K by this reference.
ITEM 2.03 CREATION OF A DIRECT FINANICAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
     The information disclosed under Item 1.01 is incorporated into this Item 2.03 by this reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.
10.1	Form of Continuing Letter of Credit Agreement between Columbia Sportswear Company and certain of its subsidiaries and The Hongkong and Shanghai Banking Corporation Limited dated May 21, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Sportswear Company
Date: May 21, 2007	By:	/s/ Peter J. Bragdon
		Name:	Peter J. Bragdon
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Form of Continuing Letter of Credit Agreement between Columbia Sportswear Company and certain of its subsidiaries and The Hongkong and Shanghai Banking Corporation Limited dated May 21, 2007.